SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2007

CarMax Auto Funding LLC

(Depositor)

CarMax Auto Owner Trust 2007-3

(Issuing Entity)

CarMax Business Services, LLC

(Sponsor)

(Exact name of Depositor/Registrant, Issuing Entity and Sponsor as specified in their respective charters)

Delaware

(State or other jurisdiction of incorporation or organization of Registrant and Issuing Entity)

333-132357 333-132357-05	01-0794037 71-6231694
(Commission File Nos. for Registrant and Issuing Entity)	(I.R.S. Employer Identification Nos. for Registrant and Issuing Entity)

12800 Tuckahoe Creek Parkway, Suite 400, Richmond, Virginia 23238
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 935-4512

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On September 19, 2007, CarMax Auto Owner Trust 2007-3 publicly issued $100,000,000 5.83855% Class A-1 Asset Backed Notes, $73,000,000 5.21% Class A-2a Asset Backed Notes, $73,000,000 LIBOR + 0.30% Class A-2b Floating Rate Asset Backed Notes, $61,350,000 5.19% Class A-3a Asset Backed Notes, $70,650,000 LIBOR + 0.40% Class A-3b Floating Rate Asset Backed Notes, $90,750,000 5.32% Class A-4 Asset Backed Notes, $20,000,000 6.12% Class B Asset Backed Notes and $11,250,000 7.58% Class C Asset Backed Notes (collectively, the “Notes”) pursuant to a registration statement (333-132357) declared effective on May 19, 2006. In connection with such issuance, final copies of the Amended and Restated Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Receivables Purchase Agreement and the Interest Rate Swap Agreement are attached as exhibits hereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.

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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2007	CARMAX AUTO FUNDING LLC

	By:	/s/ Thomas W. Reedy
Thomas W. Reedy
Treasurer

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Exhibit Index

Exhibit	Description
4.1	Amended and Restated Trust Agreement dated as of September 1, 2007 among CarMax Auto Funding LLC (“CarMax Funding”), as depositor, The Bank of New York (Delaware), as Delaware trustee, and The Bank of New York, as owner trustee.

4.2	Indenture dated as of September 1, 2007 between CarMax Auto Owner Trust 2007-3 (the “Issuer”) and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) (including forms of the Notes).

10.1	Sale and Servicing Agreement dated as of September 1, 2007 among the Issuer, CarMax Funding, as depositor, and CarMax Business Services, LLC (“CarMax”), as servicer.

10.2	Administration Agreement dated as of September 1, 2007 among the Issuer, CarMax, as administrator, and the Indenture Trustee.

10.3	Receivables Purchase Agreement dated as of September 1, 2007 between CarMax, as seller, and CarMax Funding, as purchaser.

10.4	ISDA Master Agreement dated as of September 19, 2007 between Wachovia Bank, National Association (the “Swap Counterparty”) and the Issuer.

10.5	Schedule to the ISDA Master Agreement dated as of September 19, 2007 between the Swap Counterparty and the Issuer.

10.6	Credit Support Annex to the Schedule to the ISDA Master Agreement dated as of September 19, 2007 between the Swap Counterparty and the Issuer.

10.7	Swap Transaction Confirmation dated as of September 19, 2007 between the Swap Counterparty and the Issuer relating to the Class A-2b Notes.

10.8	Swap Transaction Confirmation dated as of September 19, 2007 between the Swap Counterparty and the Issuer relating to the Class A-3b Notes.

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